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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                           CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 28, 2006


                                NORDSTROM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        WASHINGTON                 001-15059                     91-0515058

(STATE OR OTHER JURISDICTION    (COMMISSION FILE           (I.R.S. EMPLOYER
      OF INCORPORATION)              NUMBER)             IDENTIFICATION NO.)


             1617 SIXTH AVENUE, SEATTLE, WASHINGTON     98101
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (206) 628-2111


                              INAPPLICABLE
         (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)


  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):


  ___  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

  ___  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

  ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The Compensation Committee of the Board of Directors of Nordstrom, Inc. (the
"Compensation Committee") recently approved bonus goals, performance levels and award levels that may be earned during the fiscal year ending February 3, 2007 ("Fiscal Year 2006") under the Company's shareholder approved Executive
Management Group Bonus Plan (the "Plan").

Under the Plan, bonus awards are paid only when performance goals are achieved. The bonus target and maximum payments are expressed as a percentage of base salary and the bonus goals vary by position depending on each participant's area of responsibility and influence.

Fiscal Year 2006 bonus arrangements for the Company's Named Executive
Officers were approved by the Compensation Committee as follows:

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


Name and             Bonus Target   Bonus Maximum                               Bonus
Principal             as a % of      as a % of          Bonus                 Measure
Position            Base Salary     Base Salary        Measures             Weighting
--------------------------------------------------------------------------------------

Blake W. Nordstrom    100%           250.0%      -Earnings before taxes/       100.0%
President                                         Return on invested capital


Peter E. Nordstrom    125%           312.5%      -Earnings before taxes/        75.0%
Executive Vice                                    Return on invested capital
President                                        -Full-Line Stores earnings
                                                  before taxes                  25.0%


Erik B. Nordstrom     125%           312.5%      -Earnings before taxes/        75.0%
Executive Vice                                    Return on invested capital
President                                        -Full-Line Stores earnings
                                                  before taxes                  25.0%


Michael G. Koppel      60%           150.0%      -Earnings before taxes/        75.0%
Executive Vice                                    Return on invested capital
President                                        -Oversight of the Company's
                                                  Credit and Faconnable
                                                  divisions                     12.5%
                                                 -Planning, budgeting and
                                                  capital management            12.5%

James R. O'Neal        60%           150.0%      -Earnings before taxes         75.0%
Executive Vice                                   -Nordstrom Product Group gross 12.5%
President                                         margin return on investment
                                                  and total expense
                                                 -Nordstrom Product Group       12.5%
                                                  design development and
                                                  reduction in lead times










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                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORDSTROM, INC.



                                           By:  /s/ David L. Mackie
                                                -----------------------
                                                David L. Mackie
                                                Vice President, Real Estate
                                                and Corporate Secretary



Dated: May 2, 2006